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                                                                 Exhibit 10 (bb)

                                SECOND AMENDMENT

                                       TO

                              TRUST AGREEMENT NO. 7

         WHEREAS, Cleveland-Cliffs Inc ("Cleveland-Cliffs") and AmeriTrust Company National Association entered into Trust Agreement No. 7 (the "Agreement") effective April 9, 1991, which Agreement was amended on one previous occasion;
         WHEREAS, Society National Bank (the "Trustee") is the successor in interest to AmeriTrust Company National Association; and
         WHEREAS, Cleveland-Cliffs and the Trustee desire to further amend the Agreement;
         NOW, THEREFORE, effective November 1, 1994, Cleveland-Cliffs and the Trustee hereby amend the Agreement by revising EXHIBIT A thereto, which EXHIBIT A is attached hereto and made a part hereof, to provide as hereinafter set forth.


                            *          *          *


         IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have executed this Second Amendment at Cleveland, Ohio, this ______ day of November, 1994.

                                            CLEVELAND-CLIFFS INC



                                            By _________________________________

                                                  Title:



                                            SOCIETY NATIONAL BANK



                                            By _________________________________

                                                 Title: